EXHIBIT 24



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of Peoples Bancorporation, Inc. and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints Robert E. Dye, Sr. and R. Riggie Ridgeway, and each of them acting individually, its and his true and lawful attorneys, with power to act without the other and with full power of substitution, to execute, deliver and file in its or his name and on its or his behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-1 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of 400,000 shares of common stock, of Peoples Bancorporation, Inc. and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Peoples Bancorporation, Inc. and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Peoples Bancorporation, Inc. might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of Peoples Bancorporation, Inc. and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signatures as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.




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         IN WITNESS WHEREOF, Peoples Bancorporation,  Inc. has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his hand, on the dates indicated below.

                                    PEOPLES BANCORPORATION, INC.

                                         s/Robert E. Dye, Sr.
Date:  May 11, 1998                 By:-----------------------------------------
                                       Robert E. Dye, Sr.
                                       Its President and Chief Executive Officer

Signature                          Title                                  Date
---------                          -----                                  ----


s/Garnet A. Barnes
-------------------------          Director                         May 11, 1998
(Garnet A. Barnes)


s/William A. Carr
-------------------------          Director                         May 11, 1998
(William A. Carr)


s/Charles E. Dalton
-------------------------          Director                         May 11, 1998
(Charles E. Dalton)


s/Robert E. Dye, Sr.
-------------------------          President, Chief Executive       May 11, 1998
(Robert E. Dye, Sr.)                Officer and Director


s/Robert E. Dye, Jr.
-------------------------          Director                         May 11, 1998
(Robert E. Dye, Jr.)


s/W. Rutledge Galloway
-------------------------          Director                         May 11, 1998
(W. Rutledge Galloway)


s/E. Smyth McKissick, III
-------------------------          Director                         May 11, 1998
(E. Smyth McKissick, III)


s/Eugene W. Merritt, Jr.
-------------------------          Director                         May 11, 1998
(Eugene W. Merritt, Jr.)


s/George B. Nalley, Jr.
-------------------------          Director                         May 11, 1998
(George B. Nalley, Jr.)


s/R. Riggie Ridgeway
-------------------------          Secretary, Treasurer             May 11, 1998
(R. Riggie Ridgeway)                and Director

s/Nell W. Smith
-------------------------          Director                         May 11, 1998
(Nell W. Smith)


s/A. J. Thompson, Jr., M.D.
-------------------------          Director                         May 11, 1998
(A. J. Thompson, Jr., M.D.)